                                                                  EXHIBIT(z)(1)

Item 27(a)
----------
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
VAN KAMPEN BOND FUND
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CONVERTIBLE SECURITIES FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY TRUST
     VAN KAMPEN AGGRESSIVE GROWTH FUND
     VAN KAMPEN GREAT AMERICAN COMPANIES FUND
     VAN KAMPEN GROWTH FUND
     VAN KAMPEN MID CAP VALUE FUND
     VAN KAMPEN PROSPECTOR FUND
     VAN KAMPEN UTILITY FUND
VAN KAMPEN EQUITY INCOME FUND
THE EXPLORER INSTITUTIONAL TRUST
     EXPLORER INSTITUTIONAL ACTIVE CORE FUND
     EXPLORER INSTITUTIONAL LIMITED DURATION FUND
VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
VAN KAMPEN GLOBAL MANAGED ASSETS FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN HIGH INCOME TRUST
VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN INCOME TRUST
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
VAN KAMPEN LIFE INVESTMENT TRUST
      on behalf of its Series
      ASSET ALLOCATION PORTFOLIO
      COMSTOCK PORTFOLIO
      DOMESTIC INCOME PORTFOLIO
      EMERGING GROWTH PORTFOLIO
      ENTERPRISE PORTFOLIO
      GLOBAL EQUITY PORTFOLIO
      GOVERNMENT PORTFOLIO
      GROWTH AND INCOME PORTFOLIO
      MONEY MARKET PORTFOLIO
      MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
      STRATEGIC STOCK PORTFOLIO
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN PACE FUND
VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN PRIME RATE INCOME TRUST
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN SENIOR FLOATING RATE FUND
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SERIES FUND, INC.
     VAN KAMPEN AGGRESSIVE EQUITY FUND
     VAN KAMPEN AMERICAN VALUE FUND
     VAN KAMPEN ASIAN GROWTH FUND
     VAN KAMPEN EMERGING MARKETS DEBT FUND*
     VAN KAMPEN EMERGING MARKETS FUND
     VAN KAMPEN EQUITY GROWTH FUND*
     VAN KAMPEN EUROPEAN EQUITY FUND*
     VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
     VAN KAMPEN GLOBAL EQUITY FUND
     VAN KAMPEN GLOBAL FIXED INCOME FUND
     VAN KAMPEN GLOBAL FRANCHISE FUND*
     MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
     VAN KAMPEN GROWTH AND INCOME FUND II*
     VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
     VAN KAMPEN INTERNATIONAL MAGNUM FUND
     VAN KAMPEN JAPANESE EQUITY FUND*
     VAN KAMPEN LATIN AMERICAN FUND
     VAN KAMPEN MID CAP GROWTH FUND*
     MORGAN STANLEY MONEY MARKET FUND
     MORGAN STANLEY TAX-FREE MONEY MARKET FUND*
     VAN KAMPEN U.S. REAL ESTATE FUND
     VAN KAMPEN VALUE FUND
     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
VAN KAMPEN SMALL CAPITALIZATION FUND
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
VAN KAMPEN TAX-EXEMPT TRUST
     on behalf of its Series
     HIGH YIELD MUNICIPAL FUND
VAN KAMPEN TAX FREE TRUST
     VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
     VAN KAMPEN CALIFORNIA TAX FREE INCOME FUND*
     VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
     VAN KAMPEN INSURED TAX FREE INCOME FUND
     VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

     VAN KAMPEN MICHIGAN TAX FREE INCOME FUND*
     VAN KAMPEN MISSOURI TAX FREE INCOME FUND*
     VAN KAMPEN MUNICIPAL INCOME FUND
     VAN KAMPEN NEW YORK TAX FREE INCOME FUND
     VAN KAMPEN OHIO TAX FREE INCOME FUND*
     VAN KAMPEN TAX FREE HIGH INCOME FUND
     VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN TRUST
     VAN KAMPEN HIGH YIELD FUND
     VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND
     VAN KAMPEN STRATEGIC INCOME FUND
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS VAN KAMPEN U.S. GOVERNMENT TRUST
       VAN KAMPEN U.S. GOVERNMENT FUND
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN WORLD PORTFOLIO SERIES TRUST
       on behalf of its Series
       VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

* Funds have not commenced investment operations.

Insured Municipals Income Trust                                  Series 404
California Insured Municipals Income Trust                       Series 177
Colorado Insured Municipals Income Trust                         Series 87
Connecticut Insured Municipals Income Trust                      Series 38
Florida Insured Municipals Income Trust                          Series 123
Georgia Insured Municipals Income Trust                          Series 88
Maryland Investors' Quality Tax-Exempt Trust                     Series 87
Michigan Insured Municipals Income Trust                         Series 152
Minnesota Insured Municipals Income Trust                        Series 62
Missouri Insured Municipals Income Trust                         Series 108
New Jersey Insured Municipals Income Trust                       Series 124
New York Insured Municipals Income Trust                         Series 147
North Carolina Investors' Quality Tax-Exempt Trust               Series 96
Ohio Insured Municipals Income Trust                             Series 110
Pennsylvania Insured Municipals Income Trust                     Series 239
South Carolina Investors' Quality Tax-Exempt Trust               Series 86
Tennessee Insured Municipals Income Trust                        Series 41
Virginia Investors' Quality Tax-Exempt Trust                     Series 82
Van Kampen American Capital Insured Income Trust                 Series 72
Internet Trust                                                   Series 12
The Dow SM Strategic 10 Trust                                    November 1998
                                                                 Series
The Dow SM Strategic 10 Trust                                    November 1998
                                                                 Traditional
                                                                 Series
The Dow SM Strategic 5 Trust                                     November 1998
                                                                 Series
The Dow SM Strategic 5 Trust                                     November 1998
                                                                 Traditional
                                                                 Series
EAFE Strategic 20 Trust                                          November 1998
                                                                 Series
EURO Strategic 20 Trust                                          November 1998
                                                                 Series
Strategic Picks Opportunity Trust                                November 1998
                                                                 Series
Great International Firms Trust                                  Series 5
Dow 30 Index Trust                                               Series 5
Dow 30 Index and Treasury Trust                                  Series 7
Baby Boomer Opportunity Trust                                    Series 5
Global Energy Trust                                              Series 7
Brand Name Equity Trust                                          Series 7
Edward Jones Select Growth Trust                                 July 1998
                                                                 Series
Banking Trust                                                    Series 4
Morgan Stanley High-Technology 35 Index Trust                    Series 4
Health Care Trust                                                Series 4
Telecommunications Trust                                         Series 4
Utility Trust                                                    Series 4
Financial Services Trust                                         Series 4
Morgan Stanley Euro Tec Trust                                    Series 1
Natcity Investments, Inc. Great American Equities Trust          Series 1
Gruntal Global Transport Trust                                   Series 1
Josepthal Financial Institutions Growth & Consolidation Trust    Series 2001
Northern Illinois Equity Value Trust                             Series
Euro/Pacific Strategy                                            Series 1